SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.





                                    FORM 8-K
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 21, 1998; ( December 19, 1998)


                           GREAT NORTHERN GAS COMPANY
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


    Colorado                        0-9675                     38-1900351
---------------                   ------------                ------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                    file number)                I. D. Number)
incorporation)


621 Seventeenth Street, Suite 2150                      80293
Denver, Colorado                                     (Zip Code)
(Address of principal executive offices)


       Registrant's Telephone Number, including area code: (303) 295-0938

Item 4.  Changes in Registrant's Certifying Accountant.

     On December 19, 1998, the Registrant dismissed Arthur Andersen LLP and hired Causey Demgen & Moore Inc. None of the accountant's reports of Arthur Andersen LLP on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or were modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of Registrant and was based solely on cost considerations. At the time the Registrant changed accountants, there were no disagreements with Arthur Andersen LLP whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements in connection with any of its reports.



Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements:  None

         (b)   Pro forma financial information:  None

         (c) Exhibits: Exhibit 16 re: Change in certifying accountant




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                           GREAT NORTHERN GAS COMPANY
                                  (Registrant)


                           By: /S/ Thomas L. DiGrappa
                               -----------------------
                               Thomas L. DiGrappa
                               President